SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 6, 2003

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)


            New York                         3812                11-0707740
 (State or Other Jurisdiction    (Primary Standard Industrial (I.R.S. Employer
of Incorporation or Organization)Classification Code Number) Identification No.)


                               -------------------
                               60 East 42nd Street
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                 Not applicable
          (Former name or former address, if changed since last report)

                               -------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          99.1 Earnings Release, dated August 6, 2003, announcing financial results for the quarter ended June 28, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 6, 2003, EDO Corporation issued an earnings release announcing its financial results for the quarter ended June 28, 2003. A copy of this earnings release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 12.


                                    SIGNATURE

            Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 6, 2003


                                                     EDO CORPORATION



                                                     By: /s/ Frederic B. Bassett
                                                        ------------------------
                                                   Name: Frederic B. Bassett
                                                  Title: Vice President-Finance,
                                                         Treasurer and Chief
                                                         Financial Officer